EXHIBIT 99.1

WaMu Capital Corp.
WMALT O5-9
30 Year Conforming Alt A; 6% Passthrough
542 records
Balance: 98,452,731

Selection Criteria: 30 Year Conforming Alt A; 6% Passthrough
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  WAMU Doctype
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 542
Total Balance: 98,452,730.68
Avg Balance: 181,647.10
Weighted Average Note Rate: 6.648
Non-Zero Weighted Average Original LTV: 76.51
Weighted Average Age: 0.352
% Calif: 14.01
% Prepay Penalties: 9.25
% Interest Only: 34.48
% Investor: 3.59
Non-Zero Weighted Average FICO: 706
Stated Original WAM: 360
Stated Current WAM: 359.37

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
6.375	6.125	136	27,652,985.31
6.500	6.250	143	26,253,194.05
6.625	6.375	61	11,154,279.60
6.750	6.500	65	11,171,533.07
6.875	6.625	47	8,251,313.34
7.000	6.750	30	4,913,519.71
7.125	6.875	19	2,756,398.36
7.250	7.000	10	1,767,830.31
7.375	7.125	7	820,298.87
7.500	7.250	11	1,552,045.80
7.625	7.375	5	779,556.52
7.750	7.500	1	396,000.00
7.875	7.625	3	499,964.34
8.000	7.750	1	268,200.00
8.625	8.375	1	58,000.00
9.000	8.750	2	152,800.00
Total:	6.398	542	98,447,919.28

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
6.251 - 6.500	279	53,906,179.36	54.76	6.436	359	0	359	707	74	193,212.11
6.501 - 6.750	126	22,325,812.67	22.68	6.688	360	0	360	709	78	177,188.99
6.751 - 7.000	77	13,164,833.05	13.37	6.922	360	0	360	702	79	170,971.86
7.001 - 7.250	29	4,524,228.67	4.60	7.174	360	1	359	694	77	156,007.89
7.251 - 7.500	18	2,372,344.67	2.41	7.457	360	0	360	710	84	131,796.93
7.501 - 7.750	6	1,175,556.52	1.19	7.667	360	0	360	688	78	195,926.09
7.751 - 8.000	4	768,164.34	0.78	7.919	360	0	360	718	85	192,041.09
8.501 - 8.750	1	58,000.00	0.06	8.625	360	0	360	680	80	58,000.00
8.751 - 9.000	2	152,800.00	0.16	9.000	360	0	360	709	80	76,400.00
Total:	542	98,447,919.28	100.00	6.648	360	0	359	706	77	181,638.23

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	5	235,200.00	0.24	6.728	360	697	65	47,040.00
50,000.01 - 100,000.00	88	6,937,517.76	7.05	6.816	359	702	75	78,835.43
100,000.01 - 150,000.00	148	19,008,991.00	19.30	6.674	360	707	77	128,439.13
150,000.01 - 200,000.00	114	19,834,254.44	20.14	6.654	359	706	76	173,984.69
200,000.01 - 250,000.00	77	17,143,643.68	17.41	6.629	360	706	79	222,644.72
250,000.01 - 300,000.00	47	12,873,509.00	13.08	6.620	360	712	77	273,904.45
300,000.01 - 350,000.00	30	9,817,616.04	9.97	6.585	360	712	76	327,253.87
350,000.01 - 400,000.00	28	10,164,050.00	10.32	6.633	360	695	75	363,001.79
400,000.01 - 450,000.00	3	1,303,650.00	1.32	6.500	360	746	65	434,550.00
450,000.01 - 500,000.00	1	460,000.00	0.47	6.750	360	679	77	460,000.00
650,000.01 - 700,000.00	1	682,000.00	0.69	6.375	360	625	75	682,000.00
Total:	542	98,460,431.92	100.00	6.648	360	706	77	181,661.31

Min: 40,000.00
Max: 682,000.00
Avg: 181,661.31
Total: 98,460,431.92

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	5	235,118.11	0.24	6.728	360	0	360	697	65	47,023.62
50,000.01 - 100,000.00	88	6,936,086.02	7.05	6.816	359	0	358	702	75	78,819.16
100,000.01 - 150,000.00	148	19,005,330.67	19.30	6.674	360	0	360	707	77	128,414.40
150,000.01 - 200,000.00	114	19,831,148.49	20.14	6.654	359	0	359	706	76	173,957.44
200,000.01 - 250,000.00	77	17,142,364.66	17.41	6.629	360	0	360	706	79	222,628.11
250,000.01 - 300,000.00	47	12,872,491.95	13.08	6.620	360	0	360	712	77	273,882.81
300,000.01 - 350,000.00	30	9,817,049.53	9.97	6.585	360	0	360	712	76	327,234.98
350,000.01 - 400,000.00	28	10,163,071.73	10.32	6.633	360	0	360	695	75	362,966.85
400,000.01 - 450,000.00	3	1,303,258.12	1.32	6.500	360	0	360	746	65	434,419.37
450,000.01 - 500,000.00	1	460,000.00	0.47	6.750	360	1	359	679	77	460,000.00
650,000.01 - 700,000.00	1	682,000.00	0.69	6.375	360	1	359	625	75	682,000.00
Total:	542	98,447,919.28	100.00	6.648	360	0	359	706	77	181,638.23

Min: 40,000.00
Max: 682,000.00
Avg: 181,661.31
Total: 98,460,431.92

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	43	7,609,374.36	7.73	6.536	360	0	360	713	50	176,962.19
60.01 - 70.00	68	13,050,887.47	13.26	6.568	360	0	360	705	67	191,924.82
70.01 - 75.00	39	7,313,374.29	7.43	6.539	360	1	359	689	74	187,522.42
75.01 - 80.00	336	60,765,464.05	61.72	6.663	360	0	359	706	80	180,849.60
80.01 - 85.00	11	1,654,937.19	1.68	6.709	360	0	360	692	84	150,448.84
85.01 - 90.00	21	3,788,490.59	3.85	6.880	360	1	359	714	90	180,404.31
90.01 - 95.00	24	4,265,391.33	4.33	6.828	360	1	359	722	95	177,724.64
Total:	542	98,447,919.28	100.00	6.648	360	0	359	706	77	181,638.23

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	72	12,270,205.29	12.46	6.665	358	0	358	721	77	170,419.52
Cooperative	9	1,172,295.44	1.19	6.721	353	1	352	689	73	130,255.05
PUD	65	13,176,101.17	13.38	6.658	360	0	360	699	79	202,709.25
Single Family Residence	361	62,541,660.00	63.53	6.639	360	0	360	706	77	173,245.60
Three/Four Family	15	4,327,655.27	4.40	6.644	360	0	360	697	66	288,510.35
Two Family	20	4,960,002.11	5.04	6.678	360	1	359	698	77	248,000.11
Total:	542	98,447,919.28	100.00	6.648	360	0	359	706	77	181,638.23

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9. State

State	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
FL	97	17,077,587.87	17.35	6.684	360	0	360	696	77	176,057.61
CA	51	13,789,899.61	14.01	6.523	360	0	360	718	71	270,390.19
NY	35	9,716,393.79	9.87	6.535	359	1	359	705	74	277,611.25
AZ	28	4,949,146.00	5.03	6.782	360	0	360	706	76	176,755.21
NJ	24	5,278,477.91	5.36	6.722	360	0	360	693	76	219,936.58
TX	24	2,796,810.88	2.84	6.706	360	0	360	688	80	116,533.79
MO	23	3,013,027.80	3.06	6.622	360	1	359	720	79	131,001.21
IL	22	3,829,386.61	3.89	6.652	360	0	360	712	77	174,063.03
MI	19	3,023,048.21	3.07	6.627	360	0	360	704	80	159,107.80
CO	18	3,011,407.91	3.06	6.712	360	0	360	726	81	167,300.44
Other	201	31,962,732.69	32.47	6.676	359	0	359	706	78	159,018.57
Total:	542	98,447,919.28	100.00	6.648	360	0	359	706	77	181,638.23

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
240	2	229,960.00	0.23	6.462	240	0	240	736	80	114,980.00
360	540	98,217,959.28	99.77	6.648	360	0	360	706	77	181,885.11
Total:	542	98,447,919.28	100.00	6.648	360	0	359	706	77	181,638.23

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11. WAMU Doctype

WAMU Doctype	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Full/Alt/Streamline	68	10,321,562.72	10.48	6.549	360	0	360	699	78	151,787.69
No Doc/NINA	188	32,108,149.63	32.61	6.741	360	1	359	709	75	170,788.03
No Ratio/NORA	24	5,020,530.79	5.10	6.738	360	1	359	674	76	209,188.78
Red/Low/Expr/Stated	262	50,997,676.14	51.80	6.601	360	0	359	709	77	194,647.62
Total:	542	98,447,919.28	100.00	6.648	360	0	359	706	77	181,638.23

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 0	1	359,000.00	0.36	6.375	360	1	359	0	69	359,000.00
600 - 619	2	564,600.00	0.57	6.591	360	0	360	617	62	282,300.00
620 - 639	18	3,620,057.28	3.68	6.687	360	1	359	630	75	201,114.29
640 - 659	47	8,047,631.00	8.17	6.675	360	0	360	651	75	171,226.19
660 - 679	102	17,254,743.84	17.53	6.670	360	0	359	670	77	169,164.16
680 - 699	93	17,622,465.40	17.90	6.654	360	0	360	688	76	189,488.88
700 - 719	89	15,838,811.38	16.09	6.618	360	0	360	710	79	177,964.17
720 - 739	61	11,329,810.84	11.51	6.632	360	0	360	728	76	185,734.60
740 - 759	61	12,198,117.13	12.39	6.658	360	0	360	749	80	199,969.13
760 - 779	36	6,115,668.00	6.21	6.670	357	0	357	769	77	169,879.67
780 - 799	22	3,752,190.07	3.81	6.564	360	0	360	790	69	170,554.09
800 - 820	10	1,744,824.34	1.77	6.655	360	0	360	810	70	174,482.43
Total:	542	98,447,919.28	100.00	6.648	360	0	359	706	77	181,638.23

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	307	53,360,148.83	54.20	6.692	359	0	359	714	79	173,811.56
Refi - Cash Out	169	33,986,236.71	34.52	6.603	360	0	360	695	71	201,101.99
Refi - Rate Term	66	11,101,533.74	11.28	6.575	360	0	360	702	78	168,205.06
Total:	542	98,447,919.28	100.00	6.648	360	0	359	706	77	181,638.23

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Owner Occupied	519	94,918,033.62	96.41	6.644	360	0	359	706	77	182,886.38
Second Home	23	3,529,885.66	3.59	6.760	360	1	359	703	77	153,473.29
Total:	542	98,447,919.28	100.00	6.648	360	0	359	706	77	181,638.23

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	379	64,498,602.28	65.52	6.664	360	0	359	700	77	170,181.01
120	156	32,167,767.00	32.67	6.624	360	0	360	718	76	206,203.63
180	7	1,781,550.00	1.81	6.486	360	1	359	699	76	254,507.14
Total:	542	98,447,919.28	100.00	6.648	360	0	359	706	77	181,638.23

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	493	89,338,006.34	90.75	6.657	360	0	359	706	77	181,212.99
12	1	134,212.59	0.14	7.125	360	1	359	666	80	134,212.59
24	1	200,000.00	0.20	6.375	360	0	360	696	36	200,000.00
36	32	6,115,350.35	6.21	6.527	360	0	360	714	72	191,104.70
60	15	2,660,350.00	2.70	6.607	360	0	360	697	79	177,356.67
Total:	542	98,447,919.28	100.00	6.648	360	0	359	706	77	181,638.23

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\October Position\October Position 9-21-05.cas
Sep 22, 2005 11:21